UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2022

FREQUENCY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39062	47-2324450
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Hayden Avenue, Suite 300

Lexington, MA 02421

(Address of principal executive offices) (Zip Code)

(781) 315-4600

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FREQ	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2022, Peter P. Pfreundschuh notified Frequency Therapeutics, Inc. (the “Company”) that he was stepping down as Chief Financial Officer of the Company, effective March 31, 2022. Mr. Pfreundschuh’s decision did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On March 31, 2022 (the “Separation Date”), Mr. Pfreundschuh and the Company entered into a Separation Agreement (the “Separation Agreement”) pursuant to which, provided that Mr. Pfreundschuh does not revoke the Separation Agreement within seven days of signing it and complies with the terms of the Separation Agreement, including his grant of a general release of claims in favor of the Company and its affiliates, the Company will (i) continue to pay Mr. Pfreundschuh’s base salary for a period of 12 months from the Separation Date (the “Severance Period”), (ii) should Mr. Pfreundschuh elect to continue receiving group medical and dental coverage through COBRA, continue to pay the portion of the premium for Mr. Pfreundschuh’s coverage that it would pay for active and similarly situated employees during the Severance Period, unless Mr. Pfreundschuh no longer eligible for COBRA coverage or becomes eligible for coverage by a subsequent employer, (iii) pay Mr. Pfreundschuh $189,000, which is equal to 100% of his 2022 bonus opportunity as of the Separation Date, and (iv) pay Mr. Pfreundschuh $20,000 for relocation expenses. The Separation Agreement also includes other customary provisions.

The foregoing description is qualified in its entirety by the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement, dated as of March 31, 2022, by and between Frequency Therapeutics, Inc. and Peter P. Pfreundschuh

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREQUENCY THERAPEUTICS, INC.

Date: March 31, 2022	By:	/s/ David L. Lucchino
Name: David L. Lucchino
Title: President and Chief Executive Officer